                                                                      Exhibit 21


                         SUBSIDIARIES OF THE REGISTRANT
                         ------------------------------

                                                            State or Jurisdiction
                                                             of Incorporation/                            Ownership
        Name                                                   Organization                               Percentage
        ----                                                ---------------------                         ----------
Vintage Petroleum California, Inc.                              Oklahoma                                     100

Vintage Gas, Inc.                                               Oklahoma                                     100

Vintage Marketing, Inc.                                         Oklahoma                                     100

Vintage Pipeline, Inc.                                          Oklahoma                                     100

Vintage Petroleum Capital Trust I                               Delaware                                     100

Vintage Petroleum International, Inc.                           Oklahoma                                     100

Cadipsa S.A.                                                    Republic of Argentina                         97

Vintage Petroleum Argentina S.A.                                Republic of Argentina                        100

Vintage Oil Argentina, Inc.                                     Cayman Islands                               100

Vintage Petroleum Ecuador, Inc.                                 Cayman Islands                               100

Vintage Petroleum Boliviana, Ltd.                               Bermuda                                      100

Vintage Petroleum Yemen, Inc.                                   Cayman Islands                               100

Vintage Oil Ecuador, S.A.                                       France                                       100

Vintage Petroleum Italiana, SRL                                 Italy                                        100

Vintage Petroleum Italy, Inc.                                   Oklahoma                                     100

Vintage Petroleum South America, Inc.                           Oklahoma                                     100

Vintage Petroleum South America, Ltd.                           Cayman Islands                               100

Vintage Petroleum South America Holdings, Inc.                  Cayman Islands                               100

Vintage Petroleum Canada Holdings, Inc.                         Oklahoma                                     100

Vintage Canada Oil & Gas, Inc.                                  Oklahoma                                     100

Vintage Petroleum Canada Investments ULC                        Nova Scotia                                  100

Vintage Canada Oil & Gas, Ltd.                                  Alberta, Canada                              100

                                                                      Exhibit 21


Vintage Energy (Canada) Ltd.                                    Alberta, Canada                              100

Vintage Petroleum Trinidad Limited                              Trinidad                                     100

Vintage Petroleum Canada, Inc.                                  Alberta, Canada                              100

Vintage Petroleum Canada                                        Alberta, Canada                              100

750794 Alberta Ltd.                                             Alberta, Canada                              100

Vintage Petroleum NWT Ltd.                                      Alberta, Canada                              100

Vintage Petroleum Canada Investments Limited Partnership        Alberta, Canada                              100

Vintage Petroleum Canada Finance Ltd.                           Alberta, Canada                              100

Vintage Petroleum Canada Finance Limited Partnership            Alberta, Canada                              100